UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2022

(Date of earliest event reported)

RELIANCE GLOBAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, NJ	08701
(Address of principal executive offices)	(Zip Code)

732-380-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of common stock, par value $0.086 per share	RELIW	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On January 10, 2022, Reliance Global Group, Inc. (the “Company”) entered into an agreement (the “APA”) with Medigap Healthcare Insurance Company, LLC (“Medigap”) pursuant to which the Company purchased all of the assets of Medigap for a purchase price in the amount of $20,096,250 consisting to payment to Selelr of (i) $18,138,750 in cash and (ii) issuing to Seller 606,037 shares of Buyer’s restricted common stock in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The purchase price is subject to post-closing adjustment to reconcile certain pre-closing credits and liabilities of the parties. The shares issued to Medigap as part of the purchase price are subject to lock up arrangements pursuant to which 50% of those shares may be sold after the one year anniversary of the date of Closing the APA and the balance of the shares after the second year anniversary of the date of closing under the APA.

Also at the closing, the Company also entered into an employment agreement (“Employment Agreement”) with Kyle Perrin, formerly Medigap’s chief operating officer, for him to manage the acquired assets. Pursuant to the Employment Agreement, which has a three year term, Mr. Perrin is paid an annual salary of $200,000 with a one time bonus of $100,000 within 30 days of the January 10, 2021 closing and is entitled to an annual bonus of 3.5% of EBITDA of the Company. He is also entitled to then offered Company benefits. He is the subject of a two year non compete provision and standard industry termination for cause and good reason provisions apply.

Item 2.01 Completion of Acquisition or Disposition of Assets

See Item 1.01 above.

Item 3.02 Unregistered Sale of Securities

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) Financial statements and pro forma financial information required under this Item 9.01 will be filed within 71 days form the date of this Current Report on Form 8-K.

(c) EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE GLOBAL GROUP, INC.

Dated: January 14, 2022	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer